UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

Cypress Communications Holding Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-30401 (Commission File Number)	36-4166222 (IRS Employer Identification No.)

15 Piedmont Center, Suite 100
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

(404) 869-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibits
EX-10.1 SECOND AMENDMENT TO LOAN AGREEMENT
EX-99.1 PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement

     On May 12, 2005, Cypress Communications Holding Co., Inc. (the “Company”) and Cypress Communications, Inc. entered into a second amendment to the Loan Agreement, dated as of July 16, 2002, as amended on March 25, 2004 (the “Second Amendment”), with J. Oliver Cunningham Trust dated February 26, 1971 (the “JOC Trust”), the Anne C. McClure Trust dated February 26, 1971 (the “ACM Trust”), the Jane C. Warriner Trust dated February 26, 1971 (the “JCW Trust”), Noro-Moseley Partners V, L.P. (“Noro-Moseley”), and Wakefield Group III, LLC (“Wakefield”). The Second Amendment provides for, among other things, the extension of the due date of the debt to January 16, 2006, a reduction in the coupon interest rate on the debt from 14% to 12% effective July 16, 2005, and the payment to the debt holders of a loan commitment fee of $200,000 as an inducement to modify the terms of the Loan Agreement. The JOC Trust, the ACM Trust and the JCW Trust are affiliates of certain stockholders of the Company and of Mr. Ross Mangano, the Chairman of the Board of Directors of the Company. Mr. Michael F. Elliot, a member of the Board of Directors of the Company, is the managing director of Wakefield. Mr. Steve G. Nussrallah, a member of the Board of Directors of the Company, is the general partner of Noro-Moseley.

Item 2.02 Results of Operations and Financial Condition.

     On May 12, 2005, the Company issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2005. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

     In accordance with General Instruction B.2 of Form 8-K, this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

     Exhibit 10.1 Second Amendment to the Loan Agreement, dated May 12, 2005, by and among J. Oliver Cunningham Trust dated February 26, 1971, the Anne C. McClure Trust dated February 26, 1971, the Jane C. Warriner Trust dated February 26, 1971, Noro-Moseley Partners V, L.P., Wakefield Group III, LLC, Cypress Communications Holding Co., Inc. and Cypress Communications, Inc.

     Exhibit 99.1 Press release issued by Cypress Communications Holding Co., Inc. on May 12, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Communications Holding Co., Inc. (Registrant)

By:	/s/Gregory P. McGraw

Gregory P. McGraw President and Chief Executive Officer

Date: May 12, 2005

Exhibits

Exhibit No.	Description
10.1	Second Amendment to the Loan Agreement, dated May 12, 2005, by and among J. Oliver Cunningham Trust dated February 26, 1971, the Anne C. McClure Trust dated February 26, 1971, the Jane C. Warriner Trust dated February 26, 1971, Noro-Moseley Partners V, L.P., Wakefield Group III, LLC, Cypress Communications Holding Co., Inc. and Cypress Communications, Inc.

99.1	Press release issued by Cypress Communications Holding Co., Inc. on May 12, 2005